UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
March 29, 2019

READY CAPITAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35808	90-0729143
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1140 Avenue of the Americas,

7th Floor

New York, NY 10036

(Address of principal executive offices))
(Zip Code)

Registrant’s telephone number, including area code: (212) 257-4600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Introductory Note.

This Current Report on Form 8-K is being filed in connection with the consummation on March 29, 2019 (the “Closing Date”) of the transactions contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 7, 2018, by and among Ready Capital Corporation, a Maryland corporation (“Ready Capital”), Owens Realty Mortgage, Inc., a Maryland corporation (“ORM”) and ReadyCap Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of Ready Capital (“Merger Sub”). Pursuant to the Merger Agreement, on the Closing Date, ORM merged with and into Merger Sub, with Merger Sub continuing as the surviving company (the “Merger”). The combined company will conduct business under the name “Ready Capital Corporation” and will continue to trade on the New York Stock Exchange (“NYSE”) under the ticker symbol “RC.” The following events took place in connection with the consummation of the Merger.

Item 2.01. Completion of Acquisition of Disposition of Assets

On March 29, 2019, Ready Capital completed the Merger pursuant to the terms of the Merger Agreement. On the Closing Date, ORM merged with and into Merger Sub, with Merger Sub continuing as the surviving company. The Articles of Merger contemplated by the Merger Agreement were filed with the State Department of Assessments and Taxation of Maryland, with an effective time and date of 8:30 a.m., Eastern Time on the Closing Date (the “Effective Time”).

At the Effective Time, each outstanding share of common stock, par value $0.01 per share, of ORM (“ORM Common Stock”) (other than shares held by Ready Capital or Merger Sub or by any wholly owned subsidiary of Ready Capital, Merger Sub or ORM, which were automatically cancelled and retired and ceased to exist) was converted into the right to receive from Ready Capital 1.441 newly issued shares of common stock, par value $0.0001 per share, of Ready Capital (the “Ready Capital Common Stock”). No fractional shares of Ready Capital Common Stock were issued in the Merger, and the value of any fractional interests to which a former holder of ORM Common Stock is otherwise entitled will be paid in cash.

The issuance of shares of Ready Capital Common Stock in connection with the Merger Agreement was registered under the Securities Act of 1933 pursuant to Ready Capital’s registration statement on Form S-4 (Registration No. 333-228769), declared effective by the Securities and Exchange Commission (the “SEC”) on February 15, 2019 (the “Registration Statement”). The joint proxy statement/prospectus included in the Registration Statement contains additional information about the Merger and incorporates by reference additional information about the Merger from Current Reports on Form 8-K filed by Ready Capital and ORM.

The foregoing description of the Merger and the transactions contemplated by the Merger Agreement contained in this Item 2.01 is only a summary and is subject to, and qualified in its entirety by, reference to the full text of the Merger Agreement, which was previously filed as Exhibit 2.1 to Ready Capital’s Current Report on Form 8-K filed with the SEC on November 9, 2018, and is incorporated by reference herein as Exhibit 2.1 to this Current Report on Form 8-K.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

As of the Effective Time and in accordance with the Merger Agreement, the board of directors of Ready Capital (the “Board”) increased the size of the Board by one member and appointed Gilbert E. Nathan to the Board to fill the vacancy of the Board created by such increase, with Mr. Nathan to serve until Ready Capital’s 2019 annual meeting of stockholders and until his successor is duly elected and qualified.

Mr. Nathan will be compensated in accordance with Ready Capital’s publicly disclosed director compensation policies. Payments of cash and equity for his 2019 Board service period will be prorated to reflect the duration of his service during such period.

Indemnification Agreement

Ready Capital has entered into a customary indemnification agreement with Mr. Nathan. This agreement, among other things, requires Ready Capital to indemnify him to the maximum extent permitted by Maryland law, including indemnification of expenses such as attorney’s fees, judgments, fines and settlement amounts incurred by him in any action or proceeding, including any action or proceeding by or in right of Ready Capital, arising out of his service as a director. The form of indemnification agreement for directors was previously filed as Exhibit 10.1 to Ready Capital’s Form 10-K filed with the SEC on March 13, 2019 and is incorporated herein by reference.

Item 7.01.    Regulation FD Disclosure.

On the Closing Date, Ready Capital issued a press release announcing the completion of the Merger and the appointment of Mr. Nathan to the Board, described above in Item 2.01 and Item 5.02, respectively. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01 disclosure.

The information included in this Current Report on Form 8-K under this Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by Ready Capital under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

As permitted by Item 9.01(a)(4) of Form 8-K, the unaudited financial statements required by this Item will be filed by amendment to this Current Report on Form 8-K within 71 days following the date on which this Current Report is required to be filed.

(b) Pro Forma Financial Information.

As permitted by Item 9.01(a)(4) of Form 8-K, the pro forma financial statements required by this Item will be filed by amendment to this Current Report on Form 8-K within 71 days following the date on which this Current Report is required to be filed.

(d) Exhibits.

2.1

Agreement and Plan of Merger, by and among Ready Capital Corporation, ReadyCap Merger Sub LLC and Owens Realty Mortgage, Inc., dated as of November 7, 2018 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC on November 9, 2018).

10.1	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.9 to the Annual Report on Form 10-K filed with the SEC on March 13, 2019).
99.1*	Press Release, dated March 29, 2019.

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ready Capital Corporation

	By:	/s/ Frederick C. Herbst
	Name:	Frederick C. Herbst
	Title:	Chief Financial Officer

Dated: March 29, 2019